UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

CACHE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10345	59-1588181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 West 38th Street

New York, New York 10018
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 575-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 23, 2014, Cache, Inc. (the “Company”) issued a press release announcing the extension of its previously announced rights offering. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

On May 27, 2014, the Company  issued a press release announcing the expiration of its rights offering.  A copy of the press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

99.1  Press Release dated May 23, 2014

99.2  Press Release dated May 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHE, INC.

Dated: May 28, 2014	/s/ Anthony F. DiPippa
Anthony F. DiPippa
Executive Vice President and Chief Financial Officer